REVISED TO CORRECT NAME OF REGISTRANT BELOW!

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
        Securities Exchange Act of 1934 (Amendment No. __________)

Filed by the registrant _X_

Filed by a party other than the registrant ___

Check the appropriate box:
  ___ Preliminary proxy statement
  _X_ Definitive proxy statement
  ___ Definitive additional materials
  ___ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

__________________________Astronics Corporation___________________________
             (Name of Registrant as Specified in Its Charter)

__________________________________________________________________________
                (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
  _X_ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2).
  ___ $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
  ___ Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

__________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

__________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1/

__________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

__________________________________________________________________________


____________________

1/   Set forth the amount on which the filing fee is calculated and state how it was determined.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

__________________________________________________________________________


(2)  Form, schedule or registration statement no.:

__________________________________________________________________________

(3)  Filing party:

__________________________________________________________________________

(4)  Date filed:

__________________________________________________________________________

                      ASTRONICS CORPORATION

          1801 Elmwood Avenue, Buffalo, New York  14207


Dear Fellow Shareholders:

          It is my pleasure to invite you to attend the 1995 Annual Meeting of Shareholders to be held at the Orchard Park County Club, S-4777 South Buffalo Street, Orchard Park, New York, at 10:00 a.m. on Friday, April 28, 1995. The doors will open at 9:30 a.m.

          Your vote is important. To be sure your shares are voted at the meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

          The Annual Meeting of Shareholders will be held to consider and take action with regard to the election of five directors and the approval of the selection of the Company's auditors.

          Complete details are included in the accompanying proxy statement.

          I look forward to meeting with you and hearing your views on the progress of Astronics.

                                   Kevin T. Keane
                                   President and
                                   Chief Executive Officer


Buffalo, New York
March 21, 1995

                      ASTRONICS CORPORATION

          1801 Elmwood Avenue, Buffalo, New York  14207


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF ASTRONICS CORPORATION:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Astronics Corporation will be held at the Orchard Park Country Club, S-4777 South Buffalo Street, Orchard Park, New York, on Friday, April 28, 1995, at 10:00 a.m., to consider and take action with regard to the following:

          1. The election of five directors of the Company to serve for the ensuing year and until the next
               Annual Meeting of Shareholders and the election and qualification of their successors.

          2. The selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the current fiscal year.

          3. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

          FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only shareholders of record at the close of business on March 10, 1995 will be entitled to notice of the meeting and to vote at the meeting. SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE MEETING IN PERSON MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE RETURN ENVELOPE ENCLOSED.
                              By Order of the Board of Directors


                              JOHN B. DRENNING, Secretary


Dated:  March 21, 1995

                      ASTRONICS CORPORATION

          1801 Elmwood Avenue, Buffalo, New York  14207


                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                         April 28, 1995


          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ASTRONICS CORPORATION ("Astronics" or the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on Friday, April 28, 1995 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, solicitations may be made by personal interview, telephone or telegram by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement will be first sent to shareholders on March 21, 1995.

          If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use, by the shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company.

                RECORD DATE AND VOTING SECURITIES


          The Board of Directors has fixed the close of business on March 10, 1995 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 10, 1995, Astronics had outstanding and entitled to vote at the meeting a total of 3,239,438 shares of Common Stock and 842,821 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.

          Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors. In accordance with New York law, such abstentions are not counted in determining the number of votes cast in connection with the appointment of independent auditors. Under applicable law, broker non-votes are counted for purposes of determining the presence of a quorum, but are not counted for purposes of determining the votes cast on a proposal.

          The following table sets forth information concerning the only persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each of the three highest paid officers or directors of the Company and by all officers and directors as a group as of March 10, 1995:

                                 Share of               Shares of
                               Common Stock            Common Stock

Name and Address
of Owner (1)                Number    Percentage     Number    Percentage

Wilen Management (6)        319,700     10.5%          ---        ---
  Greenspring Station-Suite 226
  2360 West Joppa Road
  Lutherville, MD 21093

Guy P. Berner (2)             2,440     ---           2,135       .3%

Robert T. Brady (2)           ---       ---            ---        ---

John B.
  Drenning (2) (3)           17,601       .5%        15,025      1.8%

Richard E. Hauck (2)         22,598       .7%         3,147       .4%

Kevin T. Keane (2)(4)       262,769      8.1%       270,873     32.1%

John M. Yessa (2) (5)        71,745      2.2%        58,697      7.0%

                                 Share of               Shares of
                               Common Stock            Common Stock

Name and Address
of Owner (1)                Number    Percentage     Number    Percentage

All directors and
executive officers
as a group (6 persons)
(1) (2) (3) (4) (5)         377,153     11.6%       358,280     42.5%


     (1)  The address for all owners is c/o Astronics
          Corporation, 1801 Elmwood Avenue, Buffalo, New York
          14207.

     (2)  Does not include 45,468, 35,562, 45,468, 22,400, 11,400 and 56,650 shares of Common Stock and 8,667, 0, 8,667, 4,375, 0 and 14,220 shares of Class B Stock which could be acquired by Messrs. Berner, Brady, Drenning, Hauck, Keane and Yessa, respectively, through the exercise within sixty days of options granted under the 1992 Incentive Stock Option Plan, the 1982 Incentive Stock Option Plan, or by directors under the 1993 Director Stock Option Plan or the 1983 Director Stock Option Plan.

     (3)  Does not include a total of 1,562 shares of Common
          Stock and 1,364 shares of Class B Stock which Mr.
          Drenning may vote pursuant to inter vivos and charitable trusts established by Mr. Keane.

     (4) Does not include 2,938 shares of Common Stock and 2,190 shares of Class B Stock owned by Mr. Keane's wife.

     (5)  Includes 2,000 shares of Common Stock and 500 shares of
          Class B Stock owned by the Yessa Family Partnership, over which Mr. Yessa exercises investment and dispositive power.

     (6) Wilen Management Corporation has reported that it has sole voting power and share dispositive power.

          In January 1995, Mr. Keane filed amended beneficial ownership reports to correct cumulative mathematical errors and report gifts of stock to his children in December 1992 and 1993. No other director, executive officer or beneficial owner of greater than 10% of a class of the Company's equity securities failed to timely file beneficial ownership reports under
Section 16 of the Securities Exchange Act of 1934.

                      ELECTION OF DIRECTORS

          Five directors of Astronics are to be elected to hold office until the election and qualification of their successors at the next annual meeting. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.

          All nominees have been members of the Board since the date indicated. The nominees for directors, their ages, their principal occupations during at least the past five years, their positions and offices with Astronics and the date each was first elected a director of Astronics are as follows:


                    Principal Occupation                 First
Name and Age        and Positions and                    Elected
of Nominee          Offices with Astronics               Director

Guy P. Berner       Director; Executive Compensation,
Age 76               Audit and Profit Sharing Investment
                     Committees of the Board of Directors.
                    Financial and investment consultant,
                     Buffalo, New York.                    1978

Robert T. Brady     Director; Executive Compensation and
Age 54               Audit Committees of the Board of
                     Directors.
                    President, Chief Executive Officer
                     and Director of Moog Inc.             1990

John B. Drenning    Secretary and Director; Executive
Age 57               Compensation and Audit Committees
                     of the Board of Directors.
                    Partner in Phillips, Lytle, Hitchcock,
                     Blaine & Huber, Attorneys for the
                     Company, Buffalo, New York.           1970

Kevin T. Keane      President, Chief Executive Officer,
Age 62               and Director; Profit Sharing
                     Investment Committee of the Board
                     of Directors.                         1970

John M. Yessa       Vice President-Finance,
Age 55               Treasurer, Chief Financial Officer,
                     and Director; Profit Sharing
                     Investment Committee of the Board
                     of Directors.                         1985

                       OTHER DIRECTORSHIPS

          In addition to serving as a member of the Astronics
Board of Directors, Robert T. Brady is presently serving on the boards of directors of other publicly-traded companies, as follows: Moog Inc., Seneca Foods Corporation, First Empire State
Corporation and Acme Electric Corporation.



                     EXECUTIVE COMPENSATION

          The following tabulation shows on an accrual basis the compensation for the three fiscal years ended December 31, 1994, received by the three highest paid executive officers of the Company who received more than $100,000:

                   SUMMARY COMPENSATION TABLE


                    Annual Compensation     Long-Term Compensation
Name and                                   Securities     All Other
Principal           Salary    Bonus        Underlying     Compensation
Position    Year      $         $          Options(#)     (1) ($)

Kevin T.
  Keane     1994    185,000   74,800         4,000          19,722
            1993    177,000   68,000         4,000          12,400
            1992    165,000   65,000         4,000           8,000

John M.
  Yessa     1994    136,000   49,500         4,000          15,411
            1993    130,000   45,000         4,000          10,965
            1992    121,000   43,000        14,000           8,000

Richard E.
  Hauck     1994    103,000   14,576         4,000           9,827
            1993     98,000   22,656         4,000           6,270
            1992     93,000    7,500         4,000           4,592

(1) Represents amounts accrued under the Company's Thrift and Profit Sharing Retirement Plan.

          Messrs. Keane and Yessa have employment agreements with the Company which provide death benefits equivalent to 3-1/2 years' salary. The Company reimbursed certain officers for business-related use of automobiles, hotel accommodations, memberships in trade associations and professional organizations and club dues. The portion of these reimbursed expenses which could be considered to confer a personal benefit for each individual named above did not in the aggregate exceed the lesser of $50,000 or 10% of total annual salary and bonus.

          On December 20, 1994, options to purchase the number of shares of Common Stock set forth in the following table were granted to Kevin T. Keane, John M. Yessa and Richard Hauck:


                     OPTION GRANTS IN LAST FISCAL YEAR
                            (Individual Grants)

               Number of      Percent of
               Securities     Total Options
               Underlying     Granted to        Exercise
               Options        Employees in      Price       Expiration
Name           Granted (#)    Fiscal Year       ($/Sh)         Date

Kevin T. Keane    4,000          10.8%            2.20         1999
John M. Yessa     4,000          10.8%            2.00         2004
Richard E. Hauck  4,000          10.8%            2.00         2004

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In January 1995, the Company's Board of Directors authorized an equity investment of $200,000 in a newly-formed French company engaged in the printing business. Robert S. Keane, the son of Kevin T. Keane, is a principal in the French company.


                    COMPENSATION OF DIRECTORS

          In 1994, outside Directors were paid an annual retainer of $4,080 and an additional fee of $450 for each meeting attended of the Board and its committees. Directors are permitted to defer their compensation.

          The Company's 1993 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 50,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and so long as the holder is a director of the Company, but for no longer than ten years after date of grant.

          On February 13, 1995, the committee charged with administration of the Plan granted options to purchase shares of Common Stock to outside directors at the price of $2.625 per share as follows: Mr. Berner -- 4,000 shares; Mr. Brady -- 4,000 shares; and Mr. Drenning -- 4,000 shares.



                  EMPLOYEE STOCK PURCHASE PLAN

          The Company's Employee Stock Purchase Plan provides for the purchase of up to 542,969 shares of Common Stock (as adjusted to reflect share distributions). All employees of the Company or its subsidiaries who meet certain employment standards and who own less than 5% of the Company's outstanding shares are eligible to participate in the Plan. Under the Plan, participants may subscribe to purchase shares once a year, and the purchase price is 85% of the closing price of the Common Stock on the application date.

          In any calendar year, no individual may elect to purchase shares in an amount in excess of 20% of his total previous year's compensation from the Company or $25,000, whichever is less. Payment of the purchase price is made through payroll deductions over the balance of the year following the application. During each one-year payment period, an employee may cancel his application and receive back his contributions with interest. In the event of resignation, involuntary termination of employment, retirement or death, the application is treated as canceled.

          During 1994, 125 employees subscribed for 107,823 shares of Common Stock at a purchase price of $1.70 per share, including Mr. Hauck for 6,000 shares and Mr. Yessa for 9,000 shares.


        DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

          On October 1, 1994, the Company renewed a Directors' and Officers' Liability Insurance policy written by The Chubb Group. The renewal was for a one year period at an annual premium of $49,626. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No significant payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.


               APPOINTMENT OF INDEPENDENT AUDITORS

          The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP, independent certified public accountants, to act as auditors of Astronics for the current fiscal year. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

          The Board of Directors recommends a vote "FOR" this proposal.


        PROPOSALS OF SHAREHOLDERS FOR 1996 ANNUAL MEETING

          If any shareholder wishes to propose an item of business for consideration at next year's annual meeting of shareholders, the proposal must be in writing and received by the Company no later than November 28, 1995.


                         OTHER BUSINESS

          The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

          Copies of the 1994 Annual Report to Shareholders of
Astronics have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy
Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from Astronics Corporation, 1801 Elmwood Avenue,
Buffalo, New York 14207.

          A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 10, 1995, ON REQUEST TO MR. JOHN M. YESSA,
C/O ASTRONICS CORPORATION, 1801 ELMWOOD AVENUE, BUFFALO,
NEW YORK 14207.


                             BY ORDER OF THE BOARD OF DIRECTORS,


                             John B. Drenning, Secretary


Buffalo, New York
March 21, 1995

PROXY                   ASTRONICS CORPORATION              PROXY

    This Proxy Solicited on Behalf of the Board of Directors

          The undersigned, revoking all prior proxies, hereby appoints Kevin T. Keane and John B. Drenning, or either of them, with full power of substitution, as proxy or proxies, to vote for him and in his name all shares of Common Stock of the undersigned as if the undersigned were personally present and voting, at the Company's Annual Meeting of Shareholders, April 28, 1995, and at any adjournments thereof.

          This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no other indication is made, this proxy will be voted "FOR" Proposals 1 and 2.

1.   ELECTION OF DIRECTORS:  For all nominees listed below
     (unless contrary instructions are given below):
     Kevin T. Keane, John M. Yessa, John B. Drenning, Guy P.
     Berner and Robert T. Brady.


[  ] FOR all nominees         [  ] WITHHOLD authority to vote
     listed above                  for all nominees listed above.



     (To withhold authority to vote for any individual nominee, write that nominee's name on the above line.)

2. Proposal to ratify the selection of Ernst & Young LLP as the Auditors for fiscal year 1995.


          [ ]  FOR       [ ]  AGAINST        [ ]  ABSTAIN


                         [FRONT OF CARD]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Dated:                , 1995
             (Month)   (Day)                      (Signature)




                                                  (Signature)

               (Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

               PLEASE NOTE THAT THERE MAY BE TWO PROXY CARDS ENCLOSED. THE WHITE CARD SHOULD BE USED TO VOTE YOUR COMMON SHARES, AND THE BLUE CARD SHOULD BE USED TO VOTE YOUR CLASS B SHARES. PLEASE MARK, SIGN, DATE AND RETURN EACH PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                         [BACK OF CARD]

PROXY                    ASTRONICS CORPORATION              PROXY

    This Proxy Solicited on Behalf of the Board of Directors

          The undersigned, revoking all prior proxies, hereby appoints Kevin T. Keane and John B. Drenning, or either of them, with full power of substitution, as proxy or proxies, to vote for him and in his name all shares of Class B Stock of the undersigned as if the undersigned were personally present and voting, at the Company's Annual Meeting of Shareholders, April 28, 1995, and at any adjournments thereof.

          This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no other indication is made, this proxy will be voted "FOR" Proposals 1 and 3.

1.   ELECTION OF DIRECTORS:  For all nominees listed below
     (unless contrary instructions are given below):
     Kevin T. Keane, John M. Yessa, John B. Drenning, Guy P.
     Berner and Robert T. Brady.


[  ] FOR all nominees         [  ] WITHHOLD authority to vote
     listed above.                 for all nominees listed above.



     (To withhold authority to vote for any individual nominee, write that nominee's name on the above line.)

2. Proposal to ratify the selection of Ernst & Young LLP as the auditors for fiscal year 1995.


          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


                         [FRONT OF CARD]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Dated:                , 1995
             (Month)   (Day)                      (Signature)



                                                  (Signature)

               (Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

               PLEASE NOTE THAT THERE MAY BE TWO PROXY CARDS ENCLOSED. THE WHITE CARD SHOULD BE USED TO VOTE YOUR COMMON SHARES, AND THE BLUE CARD SHOULD BE USED TO VOTE YOUR CLASS B SHARES. PLEASE MARK, SIGN, DATE AND RETURN EACH PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                         [BACK OF CARD]